Exhibit 99.1

Life & Retirement Investor Meeting JUNE 7, 2018 ©

Cautionary Statement Regarding Forward Looking Information This document and the remarks made within this presentation may include, and officers and representatives of American International Group, Inc . (AIG) may from time to time make and discuss, projections, goals, assumptions and statements that may constitute “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 . These projections, goals, assumptions and statements are not historical facts but instead represent only a belief regarding future events, many of which, by their nature, are inherently uncertain and outside AIG’s control . These projections, goals, assumptions and statements include statements preceded by, followed by or including words such as “will,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “focused on achieving,” “view,” “target,” “ goal” or “estimate . ” These projections, goals, assumptions and statements may relate to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, anticipated organizational, business or regulatory changes, anticipated sales, monetization and/or acquisitions of businesses or assets, management succession and retention plans, exposure to risk, trends in operations and financial results . It is possible that AIG’s actual results and financial condition will differ, possibly materially, from the results and financial condition indicated in these projections, goals, assumptions and statements . Factors that could cause AIG’s actual results to differ, possibly materially, from those in the specific projections, goals, assumptions and statements include : changes in market and industry conditions ; negative impacts on customers, business partners and other stakeholders ; the occurrence of catastrophic events, both natural and man - made ; AIG’s ability to successfully reorganize its businesses, as well as improve profitability, without negatively impacting client relationships or its competitive position ; AIG’s ability to successfully dispose of, monetize and/or acquire businesses or assets, including AIG’s ability to successfully consummate the purchase of Validus Holdings, Ltd .; changes in judgments concerning insurance underwriting and insurance liabilities ; changes in judgments concerning potential cost saving opportunities ; the impact of potential information technology, cybersecurity or data security breaches, including as a result of cyber - attacks or security vulnerabilities ; disruptions in the availability of AIG’s electronic data systems or those of third parties ; AIG’s ability to successfully manage Legacy portfolios ; concentrations in AIG’s investment portfolios ; actions by credit rating agencies ; the requirements, which may change from time to time, of the global regulatory framework to which AIG is subject, including as a global systemically important insurer ; significant legal, regulatory or governmental proceedings ; changes in judgments concerning the recognition of deferred tax assets ; and such other factors discussed in Part I, Item 2 . Management's Discussion and Analysis of Financial Condition and Results of Operations (MD&A) in AIG’s Quarterly Report on Form 10 - Q for the quarterly period ended March 31 , 2018 and Part II, Item 7 . MD&A and Part I, Item 1 A . Risk Factors in AIG’s Annual Report on Form 10 - K for the year ended December 31 , 2017 . AIG is not under any obligation (and expressly disclaims any obligation) to update or alter any projections, goals, assumptions or other statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise . This document and the remarks made orally may also contain certain non - GAAP financial measures . The reconciliation of such measures to the most comparable GAAP measures in accordance with Regulation G is included in the Fourth Quarter 2017 Financial Supplement available in the Investor Information section of AIG's corporate website, www . aig . com, as well as in the Appendix to this presentation . Note : Amounts presented may not foot due to rounding . 2

Life & Retirement: Key messages Rigorous and holistic risk management approach Large, diverse in - force portfolio positioned to generate stable earnings and cash flows Well - positioned to meet growing needs in the U.S. and overseas Prepared for selective expansion following extensive transformation Organized to optimize capital efficiency and deploy capital to highest risk - adjusted return opportunities 3

Life & Retirement: Large, diverse and profitable in - force portfolio 1 Represents Stable Value Wrap Separate Account liabilities 2 Life Insurance and Institutional Markets includes small amounts of Separate Account assets 3 Excludes $37.6B Stable Value Wrap notional value P&D by Product ($B) APTI by Business ($B) AUM / AUA by Business ($B) 2017 = $27.5B $ 2.3 $ 1.0 $0.3 $0.3 60% Individual Retirement 26% Group Retirement 7 % Life Insurance 7 % Institutional Markets $83.3 $49.2 $18.2 $47.2 $36.4 $20.2 51% Individual Retirement ($150.7) 35% Group Retirement ($ 103.8) Variable Annuities Fixed Annuities Index Annuities Retail Mutual Funds Term Life Universal Life Other Life $0.4 Structured Settlements $.001 Coli/ Boli In - Plan VA / FA / Group Mutual Funds Stable Value Wrap 1 Pension Risk Transfer GICs 7% Life Insurance 2 ($21.9) 7% Institutional Markets 2, 3 ($18.8) As of 12/31/17 = $295.2B 2017 = $3.8B $3.2 $3.0 $2.7 $3.0 $5.3 $1.5 $0.8 $1.5 $2.1 $1.0 General Account Separate Account Retail Mutual Funds General Account Separate Account Group Mutual Funds $0.6 Fixed and Index Annuities $1.1 $1.3 Variable Annuities Individual Retirement Group Retirement Life Insurance Institutional Markets 4

30.4 29.3 27.5 2015 2016 2017 Life & Retirement: Consistent performance in a competitive environment Adjusted Return on Equity Adjusted Pre - Tax Income ($M) Premiums and Deposits ($B) 1,788 1,557 1,419 2015 2016 2017 3,124 3,428 3,831 2015 2016 2017 9.6% 10.8% 12.4% 2015 2016 2017 5 ~ 1 1 Life & Retirement 2015 Adjusted Return on Equity is estimated given the 2017 resegmentation General Operating Expenses ($M)

Life & Retirement: Transformed organization to optimize capital efficiency

Restructuring actions began in 2012

Legal Entity Consolidation

- Number of operating companies reduced from 10 to 3 and regulatory jurisdictions from 7 to 2
- Enhanced capital efficiency and lowered costs associated with running multiple legal entities
- Decreased volatility in statutory balance sheets
- Diversification of business risks improved stress test results
- Simplified producer licensing process

Dividends and Tax Sharing Payments to Parent[1] ($B)



Tax Sharing Payments
Dividends
2.2
2.9
4.6
9.8
3.9
5.8
5.0

	2011	2012	2013	2014	2015	2016	2017
RBC[2]	639%	532%	568%	534%	502%	509%	480%

Capital[3] $14.2 —— 15% Decrease → $12.1

Formed AIG Financial Distributors

- United sales and strategic account professionals under common leadership
- Coordination of sales activities with strategic account managers and customized wholesaling models
- Broadened product penetration within strategic partner firms
- Primarily focused on independent distribution for retail sales (exits from Advisor Group and Life Career)
- Ability to deploy capital judiciously to most attractive opportunities

Change in Premiums and Deposits: Full Year 2012 vs. Full Year 2017

$21B — 31% Increase → $27.5 B

1 Includes payments to Life holding company

2 The inclusion of RBC measure is intended solely for the information of investors and is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities. Represents year-end RBC ratio (CAL) for Domestic Life and Retirement companies excluding holding company, AGC Life Insurance Company. CAL is defined as Company Action Level

3 Total Capital & Surplus

AIG

6

616 743 1,043 1,732 2,153 3,648 2012 2013 2014 2015 2016 2017 271 418 1,254 2,826 2,687 2,713 2012 2013 2014 2015 2016 2017 4,575 8,199 9,080 8,012 4,507 3,208 2012 2013 2014 2015 2016 2017 316 387 350 403 416 491 2012 2013 2014 2015 2016 2017 7,028 7,251 6,743 6,920 7,570 7,550 2012 2013 2014 2015 2016 2017 1,561 2,973 3,623 3,747 3,982 3,010 2012 2013 2014 2015 2016 2017 Life & Retirement: Capital deployed to most attractive new business opportunities Fixed Annuities Sales ($M) Group Retirement Sales ($M) Variable Annuities Sales ($M) Institutional Markets Sales 2 ($M) Index Annuities Sales ($M) Life Sales 1 ($M) New Business Capital New Business Capital New Business Capital New Business Capital New Business Capital New Business Capital Note: Based on internal capital model, which is calibrated once a year or for material events and incorporates the diversifie d r isk profiles of the businesses across AIG . Numbers are indicative 1 Life sales represent first year and single premiums and deposits 2 Excludes Stable Value Wrap sales 7

Life & Retirement: Flows for 2017 reflect discipline in challenging market conditions



2017 Sales and Outflows ($M)
Fixed Annuities
Variable Annuities
Index Annuities
Retail Mutual Funds
Group Retirement
Life Insurance1
Institutional Markets1,2
Sales
Outflows
3,010
(5,699)
3,208
(4,372)
2,713
(389)
2,975
(3,572)
7,550
(8,581)
4913
3,264
Renewal premium
3,648

- With competitive environment for Fixed Annuities and Variable Annuities in 2017, focused on growth in Index Annuities, Life Insurance and Institutional Markets while maintaining steady sales in Group Retirement. Positioned to deploy additional capital to Fixed Annuities and Variable Annuities as market conditions improve
- Outflows remained within historical ranges but reflect impact of higher account values due to equity market appreciation for Variable Annuities, Group Retirement and Retail Mutual Funds
- Financial impact of outflows vary based on product characteristics
  - Outflows for Fixed Annuities and Group Retirement include 3% or higher Guaranteed Minimum Interest Rate policies
  - Retail Mutual Funds outflows have a relatively small impact on overall earnings due to the comparatively small base of the business
- Group Retirement surrenders impacted by natural attrition of large groups due to some plan sponsors reducing the number of providers in their plans and M&A activity in the Healthcare market

AIG

1 Outflows not included for Life Insurance and Institutional Markets
2 Excludes Stable Value Wrap
3 Life sales represent first year and single premiums and deposits

8

Life & Retirement: Building blocks for net investment income

2016 ($M)	2017 ($M)		Current Expectations
$476	$584	**Other Yield Enhancements** • Call and tender income • Commercial mortgage loan prepayments • Changes in market value of investments accounted for under the fair value option • Other miscellaneous investment income	Increases in the rate environment result in lower net investment income on fair value option bonds and call & tender income, all things being equal
$253	$322	**Alternative Investments** • Equity partnerships • Hedge funds	Return of ~8% for Alternative Investments over the coming years
$6,893	$6,910	**Base Portfolio** • Interest (including accretion income) • Dividends • Foreclosed real estate income • Net of investment expenses and non-qualifying (economic) hedges	Absent significant changes in the overall rate environment, expectation is that base net investment spreads will decline by approximately 0 to 2 basis points per quarter
$7,622	$7,816	**Total Net Investment Income**	New money invested in 1Q18 at an average yield of ~4%, which is ~75 basis points lower than the portfolio yield, reflecting the duration and quality of the in-force portfolio. We expect this gap to continue to close if rates rise

Volatile results reflect changing market conditions:

2016 [1]	2017 [1]
$102M	$260M

AIG

1 Disclosed on page 22 of Quarterly Financial Supplement, Fourth Quarter 2017

9

Life & Retirement: Comprehensive risk management approach 1 De - risked benefits represent products issued since 2010 with VIX index fees or volatility control funds and pre - 2010 benefits wi th a revised fee structure 2 Based on internal capital model, which is calibrated once a year or for material events and incorporates the diversified risk profi les of the businesses across AIG. Numbers are indicative ▪ Individual Retirement VA GMWB – 93% de - risked by account value 1 ▪ Dynamic weekly Fixed Annuity pricing ▪ Mortality in line with pricing expectations ▪ Broad product mix ▪ Balanced revenue sources ▪ Channel diversity ▪ Focus on hedgeable market risks ▪ Performed as expected during periods of market volatility Product Design & Pricing Hedging Business Portfolio Capital by Business as of 12/31/17 2 $20.3B Individual Retirement Group Retirement Life Insurance Institutional Markets 10 ▪ No variable annuity captive ▪ Long - term care reserves, which are part of the Legacy segment, were less than $500M as of December 31, 2017 ▪ Transactions - based pricing for Institutional Markets opportunities Example Outcomes

Life & Retirement: Well positioned to meet growing market needs ▪ Increasing need for guaranteed lifetime income solutions ▪ Growing not - for - profit defined contribution market ▪ Large unmet protection and retirement savings gap ▪ Improved funded status of pension plans 11

Life & Retirement: Broad leadership position Source: LIMRA 4Q 2017 except where noted. Annuities include Employer Plan Sales. Fixed Annuity also includes immediate, structured settlement, and deferred income annuities. For Institutional Markets, Stable Value Wrap ranking represents notional value and source is Valerian Capital Group Held top 10 position across product lines and target markets for 2017 #2 Fixed Annuity Annuities #5 Variable Annuity #6 Index Annuity ▪ Only provider to hold top 10 sales position in all 3 annuity segments ▪ #2 Total Annuity Sales #2 K - 12 Not - for - Profit Defined Contribution #3 Higher Education #4 Healthcare ▪ One of 6 providers to hold top 10 asset position in all 3 markets ▪ # 5 Total Contributions #4 Term Life #10 Universal Life Life Insurance ▪ One of four providers to hold top 10 sales position in Term and Universal Life ▪ #6 Total Life Sales #5 Stable Value Wrap #6 Pension Risk Transfer #6 Structured Settlements Institutional Markets ▪ One of four providers to hold top 10 sales position in all 3 markets #1 Term Life Direct 12

1 Source : LIMRA 4Q 2017; in cluding Employer Plan sales . Fixed Annuity also includes immediate, structured settlement, and deferred income annuities Jackson AIG NY Life TIAA AXA Nationwide Allianz Lincoln Pacific Life Prudential  Top 10 Annuity Providers 1  2017 Sales by Product ($B) 14.3 Sales are balanced across all three product lines Retirement: Industry leader across annuity lines Sales rank by product Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 AIG Well - positioned to meet growing lifetime income needs through multiple product types and respond to evolving regulatory environment Variable Annuity Index Annuity Fixed Annuity 13

4,507 3,208 2,687 2,713 3,982 3,010 4,886 2,975 2016 2017 Individual Retirement: Overview Adjusted pre - tax income has remained strong due to a large, well - managed in - force annuity block despite the industry - wide decrease in new annuity sales and persistent low interest rate environment 2016 2017 Adjusted Pre - Tax Income ($M) 2,289 2,269 Premiums and Deposits ($M) Significant contributor to L&R profitability and returns Balanced and diversified product mix and income sources History of product innovation and leadership Key Messages Variable Annuity Index Annuity Fixed Annuity Retail Mutual Funds 11,906 16,062 14

Group Retirement: Overview

Industry leader in the growing not-for-profit Defined Contribution plan market

Key Messages

Long-term leader in growing market[1]

Enhancing digital and service options to meet market needs

Steady periodic deposits and strong group acquisitions

Premiums and Deposits ($M)


7,570
7,550
2016
2017
Periodic
Non-Periodic

Adjusted Pre-Tax Income ($M)


931
1,004
2016
2017

1 Cerulli Associates expects ~$120B of total net inflows from 2016 to 2020 into the 403(b) market. By comparison, Cerulli Associates expects ~$435B total net outflows from the 401(k) market for the same period

AIG
15

Group Retirement: Digital and service enhancements driving group acquisition growth

Differentiated model with combination "High-Touch / High-Tech" service

Investments in Technology & Service



FutureFIT
FutureFIT™ University

Recognition for 2017

- 54 Best in Class Awards from PLANSPONSOR Magazine
  - Service Star Team Award for exemplary service from VALIC Financial Advisors
- Top quartile DALBAR ranking for Digital Platform
  - #2 for Mobile Website
  - #3 for Best-in-Class Plan Participant Home Page
- EverFi Financial Capability Innovation Award
  - Honored for FutureFIT, a web-based financial wellness experience

New Group Acquisition Deposit Growth



CAGR
+49%
2015
2016
2017

- Record New Group Acquisitions for 2017
- Confirmed New Group Acquisitions, expected to be funded in 2018, already near full year 2017 results
- Technology cited as key factor in retaining existing and winning new groups

AIG

16

Life Insurance: Overview Progress on business transformation Premiums and Deposits ($M) 1,252 1,309 1,378 1,477 557 454 332 515 2016 2017 Sales have grown to expected levels Focused operational strategy following Legacy separation Early successes in international expansion Key Messages U.S. Term U.S. Universal Life U.S. Health & Other International 3,519 3,755 17 1 Impact on APTI from update of actuarial assumptions (unlocking): $92M unfavorable in 2016 and $29M favorable in 2017 - 37 274 2016 2017 Adjusted Pre - Tax Income ($M) 1 1

108 136 139 107 90 158 36 38 58 59 57 65 FY 2015 FY 2016 FY 2017 321 420 310 Life Insurance: Management actions driving results Platform Modernization Product Expertise Distribution Focus Sales by Product, CPPE 1,2 ($M) 1 CPPE – Continuous Paid Premium Equivalent, is the sum of 100% of periodic premiums, 10% of Single Premiums, and 10% of excess premiums 2 Sales exclude Legacy products Improvements in expense synergies, service capabilities and speed to market U.S. Term U.S. Universal Life U.S. Health & Other International 35% Increase 18

International Life: Selective international expansion demonstrating early success 1 Compound Annual Growth Rate 2 GWP = gross written premium 3 APE = annual premium equivalent 4 MGA = Managing General Agency 5 Administered by Laya and results accounted for as commissions profit share income Overview & Capabilities 2017 Key Metric Growth since acquisition 1 19% ▪ Acquired December 31, 2014 ▪ Writer of life, critical illness, income protection and disability products ▪ Intermediary sold, modern platform delivering streamlined UW decisions in minutes on some covers AIG UK Life $243M GWP 2 13% $65M New Business APE 3 15% 489K Policies 15% ▪ Acquired March 31, 2015 ▪ Second largest health insurance provider in Ireland (currently operating as an MGA 4 ) ▪ Customer focused, unique direct - to - customer offering AIG Laya Healthcare $691M GWP 2,5 10% 578K Members 12% 268K Policies Business 19

2016 2017 688 265 264 2016 2017 Institutional Markets: Overview Premium and Deposits ($B) Adjusted Pre - Tax Income ($M) 2,153 Attractive return business Long history of successfully providing customized solutions Well - positioned to capitalize on market opportunities Key Messages Opportunistically growing based on market conditions and ability to achieve targeted returns 213 1,178 74 4,247 2,137 599 1,126 384 Structured Settlements COLI / BOLI Guaranteed Investment Contracts Pension Risk Transfer Stable Value Wrap (S/A) 1 20 1 Represents Stable Value Wrap Separate Account liabilities

Institutional Markets: Well-positioned to participate in growing pension risk transfer market

Investment expertise, established operational capabilities, prudent risk management, disciplined pricing and strong balance sheet

Portfolio Highlights (as of 12/31/2017)

- GAAP Reserves: ~$3.7 B Core/ $2.5 B Legacy
- ~145K participants being administered
  - 96K immediates
  - 49K deferred
- Average duration of liabilities is approximately 14 years

2017 Activity

- Active in Domestic pension risk transfer market with focus on larger transactions
- Completed 4 transactions totaling $2.2B in premium
- Pipeline continues to be strong ($10B+)

Terminal Funding Annuity
2017 Industry Premium[1] ($B)


2.2
Peer A
(Annuity Peer 9)
Peer B
Peer C
Peer D
Peer E
AIG
Peer F
Peer G
Peer H
Peer I
(Annuity Peer 8)

1 Source: LIMRA 4Q 2017

21

Life & Retirement: Key messages Rigorous and holistic risk management approach Large, diverse in - force portfolio positioned to generate stable earnings and cash flows Well - positioned to meet growing needs in the U.S. and overseas Prepared for selective expansion following extensive transformation Organized to optimize capital efficiency and deploy capital to highest risk - adjusted return opportunities 22

Q&A and Closing Remarks ©

Appendix ©

Glossary of Non - GAAP Financial Measures and Non - GAAP Reconciliations ©

26 Glossary of Non - GAAP Financial Measures Throughout this presentation, we present our financial condition and results of operations in the way we believe will be most meaningful and representative of our business results . Some of the measurements we use are “Non - GAAP financial measures” under Securities and Exchange Commission rules and regulations . GAAP is the acronym for generally accepted accounting principles in the United States . The non - GAAP financial measures we present may not be comparable to similarly - named measures reported by other companies . The reconciliations of such measures to the most comparable GAAP measures in accordance with Regulation G are included within the relevant tables or in the Fourth Quarter 2017 Financial Supplement available in the Investor Information section of AIG’s website, www . aig . com . We may use certain non - GAAP operating performance measures as forward - looking financial targets or projections . These financial targets or projections are provided based on management’s estimates . The most directly comparable GAAP financial targets or projections would be heavily dependent upon results that are beyond management’s control and the outcome of these items could be significantly different than management’s estimates . Therefore, we do not provide quantitative reconciliations for these financial targets or projections as we cannot predict with accuracy future actual events (e . g . , catastrophe losses) and impacts from changes in macro - economic market conditions, including the interest rate environment (e . g . estimate for DIB & GCM returns, net reserve discount change and returns on alternative investments) . ▪ Adjusted Attributed Equity is an attribution of total AIG shareholders ’ equity, excluding accumulated other comprehensive income (AOCI) and deferred tax assets (DTA), to our segments based on our internal capital model, which incorporates the segments’ respective risk profiles . Adjusted attributed equity represents our best estimates based on current facts and circumstances and will change over time . ▪ Return on Equity – Adjusted After - tax Income (Adjusted Return on Attributed Equity) is used to show the rate of return on Adjusted Attributed Equity . Adjusted Return on Attributed Equity is derived by dividing actual or annualized Adjusted After - tax Income by Average Adjusted Attributed Equity . ▪ Adjusted After - tax Income Attributable to Life and Retirement is derived by subtracting attributed interest expense and income tax expense from adjusted pre - tax income . Attributed debt and the related interest expense is calculated based on our internal capital model . Tax expense or benefit is calculated based on an internal attribution methodology that considers among other things the taxing jurisdiction in which the segment conducts business, as well as the deductibility of expenses in those jurisdictions . ▪ Premiums and deposits : includes direct and assumed amounts received and earned on traditional life insurance policies, group benefit policies and life - contingent payout annuities, as well as deposits received on universal life, investment - type annuity contracts and mutual funds . Glossary of Non - GAAP

27 Non - GAAP Reconciliations Life and Retirement Twelve Months Ended (in millions) December 31, 2015 2016 2017 Adjusted pre - tax income $ 3,124 $ 3,428 $ 3,831 Interest expense on attributed fina n cial debt 133 92 23 Adjusted pre - tax income including attributed interest expense 2,991 3,336 3,808 Income tax expense 879 1,041 1,242 Adjusted after - tax income (a) $ 2,112 $ 2,295 $ 2,566 Ending adjusted attributed equity $ 21,590 $ 20,547 $ 20,304 Average adjusted attributed equity (b) 22,035 21,269 20,687 Adjusted return on attributed equity ( a ÷ b ) 9.6% 10.8% 12.4 % Premiums (in millions) Twelve Months Ended December 31 , 2012 2015 Total Life and Retirement: Premiums $ 2,464 $ 1,469 Deposits 17,898 28,321 Other 632 610 Premiums and deposits $ 20 , 994 $ 30,400 Return on Equity

28 Non - GAAP Reconciliations Premiums (continued) (in millions) Twelve Months Ended December 31, Individual Retirement: 2016 2017 Premiums $ 163 $ 91 Deposits 15,898 11,819 Other 1 (4) Premiums and deposits $ 16,062 $ 11,906 Individual Retirement (Fixed Annuities): Premiums $ 170 $ 96 Deposits 3,820 2,925 Other (8) (11) Premiums and deposits $ 3,982 $ 3,010 Individual Retirement (Variable Annuities): Premiums $ (7) $ (5) Deposits 4,507 3,207 Other 7 6 Premiums and deposits $ 4,507 $ 3,208 Individual Retirement (Index Annuities): Premiums $ - $ - 1 Deposits 2,687 2,713 Other - - 1 Premiums and deposits $ 2,687 $ 2,713 Individual Retirement (Retail Mutual Funds): Premiums $ - $ - 1 Deposits 4,886 2,975 Other - - 1 Premiums and deposits $ 4,886 $ 2,975 Group Retirement: Premiums $ 27 $ 27 Deposits 7,543 7,523 Other - - 1 Premiums and deposits $ 7,570 $ 7,550 Life Insurance: Premiums $ 1,407 $ 1,530 Deposits 1,419 1,518 Other 693 707 Premiums and deposits $ 3,519 $ 3,755 Institutional Markets: Premiums $ 691 $ 2,398 Deposits 1,434 1,821 Other 28 28 Premiums and deposits $ 2,153 $ 4,247 Total Life and Retirement: Premiums $ 2,288 $ 4,046 Deposits 26,294 22,681 Other 722 731 Premiums and deposits $ 29,304 $ 27,458

Life & Retirement Investor Meeting JUNE 7, 2018 ©